ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A	Ticker: MFTAX
Class C	Ticker: MFTCX
Class I	Ticker: MFTIX
Class N	Ticker: MFTOX

(a series of Northern Lights Fund Trust)

Supplement dated March 6, 2017 to the Prospectus dated October 28, 2016

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Effective immediately, the following have been added as sub-advisers to the Altegris Managed Futures Strategy Fund (“Managed Futures Fund”). The Adviser will allocate assets of the Managed Futures Fund to each of the sub-advisers for management pursuant to the Fund’s Managed Futures strategy:

GSA Capital Partners LLP

Millburn Ridgefield Corporation

Phase Capital LP

QMS Capital Management LP

Three Rock Capital Management Limited

J.P. Morgan Investment Management, Inc. continues to serve as sub-adviser with regard to management of the Managed Futures Fund’s assets pursuant to its Fixed Income strategy. Matthew Osborne, Eric Bundonis, and Lara Magnusen, each of the Adviser, continue to act as co-Portfolio Managers of the Managed Futures Fund and of the Managed Futures strategy and are primarily responsible for the day-to-day management of the Fund. John Tobin continues to act as sub-adviser portfolio manager in respect of the Fixed Income strategy of the Managed Futures Fund. The investment objectives, principal investment strategies and principal risks of the Managed Futures Fund have not changed.

The following replaces the information in the section formerly titled “Sub-Adviser” on page 25 of the Prospectus:

Sub-Advisers: GSA Capital Partners LLP, Millburn Ridgefield Corporation, Phase Capital LP, QMS Capital Management LP, and Three Rock Capital Management each serve as a sub-adviser to the Managed Futures Fund in respect of portions of the Fund’s assets allocated for management pursuant to the Managed Futures strategy. J.P. Morgan Investment Management, Inc. serves as a sub-adviser to the Fund in respect of the portion of Fund assets allocated for management pursuant to the Fixed Income strategy.

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The following is to be included in the section entitled “Sub-Advisers and Strategies” that begins on page 29 of the Prospectus, for which additional information set forth below is added starting at page 33 of the Prospectus:

PhaseCapital LP (“PhaseCapital”) (Macro Strategy Fund and Managed Futures Fund)

The Adviser has entered into an investment sub-advisory agreement with PhaseCapital to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to the Phase II Fund Strategy Program. The Adviser has also entered into an investment sub-advisory agreement with PhaseCapital to manage a portion of the Macro Strategy Fund’s assets pursuant to the same strategy. PhaseCapital is entitled to receive a monthly sub-advisory fee from the Adviser in respect of its portion of each of the Manage Futures Strategy Fund’s average daily net assets, and of the Macro Strategy Fund’s average daily net assets, and is paid by the Adviser, not the Funds. PhaseCapital is a Delaware limited liability company with its principal place of business located at 185 Dartmouth Street, 7th Floor, Boston, MA 02116. PhaseCapital is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and PhaseCapital with respect to the Managed Futures Fund will be available in the Fund’s next annual report to shareholders. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and PhaseCapital with respect to the Macro Strategy Fund is available in that Fund’s annual report to shareholders dated December 31, 2015.

PhaseCapital is a risk-based asset allocation manager that tactically allocates capital across the equity, fixed income and commodity asset classes. In deploying the PhaseII Fund Strategy Program on behalf of the Fund, PhaseCapital implements an active, quantitative investment style that utilizes instantaneous trading data to measure volatility, correlation and liquidity across financial markets. The portfolio constructed for the Fund pursuant this strategy is continuously rebalanced across asset classes based on its assessment of market risk. PhaseCapital’s investment universe is comprised of broad asset classes such as index futures, US Treasury securities, commodity futures contracts and exchange-traded funds.

GSA Capital Partners LLP (“GSA”) (Managed Futures Fund)

The Adviser has entered into an investment sub-advisory agreement with GSA to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to the GSA Trend Strategy. GSA is entitled to receive a monthly sub-advisory fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. GSA is a limited liability partnership registered in England and Wales, located at Stratton House, 5 Stratton Street, London W1J 8LA, United Kingdom. GSA is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. GSA is also registered with the SEC as an investment adviser. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and GSA with respect to the Managed Futures Fund will be available in the Fund’s next annual report to shareholders.

In pursuing the GSA Trend Strategy on behalf of the Managed Futures Fund, GSA seeks to deliver absolute returns through a range of quantitative algorithms designed to exploit directional trends in global financial markets. In doing so, the strategy employs a range of statistical signals and filters that seek to capture medium-term trends in global futures and forwards markets. This is accomplished by parsing and filtering voluminous, real-time market data (through computers applying statistical and mathematical algorithms and programs to the data) to isolate and identify specific price trends and patterns. Each individually identified trend or pattern in each type of asset class is a “signal”, and signals for each asset class are then combined to culminate in the identification of a trend (such as detecting momentum of prices in an upward or downward direction). Each of the many individual trends identified within the universe of asset classes upon which futures contracts are traded acts as a potential predictor of future returns of the asset class. These signals are adjusted to account for volatility in global markets over time. Based on the signals, GSA constructs a portfolio with respect to its allocation portion of the Fund’s assets and trades are executed (with further adjustments made to trade allocations in order to address portfolio risk, diversification and expected returns in each asset class).

Millburn Ridgefield Corporation (“Millburn”) (Managed Futures Fund)

The Adviser has entered into an investment sub-advisory agreement with Millburn to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to the Millburn Core Markets (“MCOR”) Strategy. Millburn is entitled to receive a monthly sub-advisory fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Millburn is a

Delaware corporation located at 411 West Putnam Avenue, Suite 305, Greenwich, CT 06830. Millburn is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. Millburn is also registered with the SEC as an investment adviser. Millburn has been an approved swaps firm with the NFA since December 26, 2012. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and Millburn with respect to the Managed Futures Fund will be available in the Fund’s next annual report to shareholders.

Millburn’s MCOR strategy trades approximately 50 highly liquid global financial and commodity futures and FX forward markets. Millburn invests globally pursuant to its proprietary quantitative and systematic trading methodology, based upon signals generated from an analysis of price, price-derivative, fundamental and other quantitative data. Millburn’s MCOR strategy is 100% quantitative and systematic and utilizes a multi-factor approach and advanced statistical learning techniques. Each market is traded using a diversified set of trading systems, which may be optimized for groups of markets, sectors or specific markets.

QMS Capital Management LP (“QMS”) (Managed Futures Fund)

The Adviser has entered into an investment sub-advisory agreement with QMS to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to QMS’ Financials-Only Global Macro Strategy (“FOGM”). QMS is entitled to receive a monthly sub-advisory fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. QMS is a Delaware limited partnership, located at 240 Leigh Farm Road, Suite 450, Durham, NC 27707. QMS is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. QMS is also registered with the SEC as an investment adviser. Information regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and QMS with respect to the Managed Futures Fund will be available in the Fund’s next annual report to shareholders.

In pursuing the FOGM strategy on behalf of the Managed Futures Fund, QMS applies a quantitative, systematic, long/short investment program, which is diversified across asset classes, conceptual investing themes, modeling approaches, and trading time-horizons. The strategy currently trades in highly liquid global financial futures and forwards, including equity indices, sovereign rates/bonds, and currencies. QMS implements the strategy in accordance with portfolio risk management and optimization processes managed at the individual model level, the thematic level, the asset class level, and the portfolio level.

Three Rock Capital Management Limited (“Three Rock”) (Managed Futures Fund)

The Adviser has entered into a trading advisory agreement with Three Rock to manage a portion of the Managed Futures Fund’s assets allocated to the Managed Futures strategy, pursuant to Three Rock’s Global Macro Program Strategy. Three Rock is entitled to receive a monthly trading fee on its portion of the Fund’s average daily net assets and is paid by the Adviser, not the Fund. Three Rock is a limited company under Irish law, located at 149 Francis Street, Dublin 8, Ireland. Three Rock is registered as a CTA and a CPO with the CFTC and is a member of the NFA in those capacities. Information regarding the basis for the Board of Trustees’ approval of the trading advisory agreement between the Adviser and Three Rock with respect to the Managed Futures Fund will be available in the Fund’s next annual report to shareholders.

Three Rock’s Global Macro Program strategy is focused on identifying macroeconomic and market trends to select short-term trading opportunities. The strategy combines a high level macro analysis with a short-term, tactical trading approach in which markets are identified on which to focus investment attention through macroeconomic research and the observation of price movements. Three Rock implements the strategy on behalf of the Fund through the major liquid futures markets, with a focus on currencies of major, industrialized nations (i.e., G10 currencies).

ALTEGRIS MANAGED FUTURES STRATEGY FUND

Class A	Ticker: MFTAX
Class C	Ticker: MFTCX
Class I	Ticker: MFTIX
Class N	Ticker: MFTOX

(a series of Northern Lights Fund Trust)

Supplement dated March 6, 2017

to the Statement of Additional Information (“SAI”) dated October 28, 2016

______________________________________________________________________

Effective immediately, the following have been added as sub-advisers to the Altegris Managed Futures Strategy Fund (“Managed Futures Fund”). The Adviser will allocate assets of the Managed Futures Fund to each of the sub-advisers for management pursuant to the Fund’s Managed Futures strategy:

GSA Capital Partners LLP

Millburn Ridgefield Corporation

Phase Capital LP

QMS Capital Management LP

Three Rock Capital Management Limited

J.P. Morgan Investment Management, Inc. continues to serve as sub-adviser with regard to management of the Fund’s assets pursuant to its Fixed Income strategy.

Matthew Osborne, Eric Bundonis, and Lara Magnusen, each of the Adviser, continue to act as co-Portfolio Managers of the Managed Futures Fund and the Managed Futures strategy, and are primarily responsible for the day-to-day management of the Fund. John Tobin continues to act as sub-adviser portfolio manager in respect of the Fixed Income strategy. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The second sentence of the third paragraph under the section titled “Sub-Advisers and Sub-Advisory Agreements” on page 52 is deleted and replaced with the following:

The Adviser has engaged the following entities to serve as Sub-Advisers to the Managed Futures Fund: J.P. Morgan Investment Management Inc., (“JPMIM”), 270 Park Avenue, New York, NY 10036; PhaseCapital (“Phase”) 185 Dartmouth Street, 7th Floor, Boston, MA 02116; GSA Capital Partners LLP (“GSA”), Stratton House, 5 Stratton Street, London, W1J8LA; Millburn Ridgefield Corporation (“Millburn”), 411 West Putnam Avenue, Suite 305, Greenwich, CT 06830; QMS Capital Management, LP (“QMS”), 240 Leigh Farm Road, Suite 450, Durham, NC 27707; and Three Rock Capital Management, Limited (“Three Rock”).

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated October 28, 2016, and Statement of Additional Information (“SAI”), dated October 28, 2016. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.